Exhibit 32.1


           CERTIFICATION PURSUANT TO
            18 U.S.C. SECTION 1350,
            AS ADOPTED PURSUANT TO
              SECTION 906 OF THE
          SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Othnet, Inc. (the "Company") on Form 10-QSB for the period ended October 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 22, 2003            By:   /s/ Jeffrey Wattenberg
                                         Jeffrey Wattenberg,
                                         President and Chief Executive
                                         Officer



Date: December 22, 2003            By:   /s/ Jeffrey Wattenberg
                                         Jeffrey Wattenberg,
                                         Principal Financial Officer